Exhibit 10.4
OPTION AGREEMENT
选择权协议

This Option Agreement (this “Agreement”) is dated December 15, 2009, and is entered into in Chongqing, People’s Republic of China (“PRC” or “China”) by and among Chongqing Ran Ji Industrial Co., Ltd.(“Party A”); Chongqing Foguang Tourism Development (Group) Co., Ltd. (“Party B”); and the undersigned shareholders of Party B (each a “Shareholder” and collectively the “Shareholders” or “Party C”). Party A, Party B and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”.

 本《选择权协议》（“本协议”）由重庆冉记实业有限公司（“甲方”）；与重庆市佛光旅游开发（集团）股份有限公司（“乙方”）；以及以下签署该协议的乙方股东（分别称为或统称为“股东”或“丙方”）协商一致，于2009年12月15日在中国重庆市签订。甲方，乙方和股东分别称为“一方”，总称为“各方”。

RECITALS
说明

1.           Party A, a company incorporated in the PRC as a foreign investment enterprise, specializes in consulting for the tourism development industry; and Party B is engaged in the development of tourism project, cemetery management, funeral ashes, planting of flowers, nursery stock and Chinese herbal, biomass research, production and marketing of arts and crafts, and designing of the landscape (collectively the “Business”). Party A and Party B have entered into a Consulting Agreement dated December 15, 2009 (the “Consulting Services Agreement”) in connection with the Business.

甲方为根据中国法成立的外商投资企业，专业旅游开发和咨询业务；并且乙方主要从事旅游项目开发，公墓经营，骨灰安葬，花卉苗木及中药材种植，生物质能研究，生产、销售工艺美术品，园林绿化设计业务（总称为“业务”）。甲方与乙方在2009年12月15日签订了《咨询服务协议》（“服务协议”），根据该协议，由甲方为乙方提供与乙方业务有关的咨询服务。

2.           The Shareholders are shareholders of Party B, each legally holding such amount of equity interest of the Party B as set forth on the signature page of this Agreement and collectively holding 100% of the equity interests of Party B (collectively the “Equity Interest”).

股东按照本协议签字页载明的数额合法持乙方的股权，前述股权合计构成乙方100%的股权（以下统称“股权”）。

3.           The Parties are entering into this Agreement in connection with the Consulting Services Agreement.

与《咨询服务协议》有关，各方签订本协议。

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

签订协议各方必须遵守如下条款：

1.           PURCHASE AND SALE OF EQUITY INTEREST (购买和出售股权)

1.1           Grant of Rights. The Shareholders (hereinafter the “Transferors”) hereby collectively and irrevocably grant to Party A or a designee of Party A (the “Designee”) an option to purchase at any time, to the extent permitted under PRC Law, all or a portion of the Equity Interest in accordance with such procedures as determined by Party A, at the price specified in Section 1.3 of this Agreement (the “Option”).  No Option shall be granted to any party other than to Party A and/or a Designee.  Party B hereby agrees to Party C’s grant of the Option to Party A and/or the Designee.  As used herein, Designee may be an individual person, a corporation, a joint venture, a partnership, an enterprise, a trust or an unincorporated organization.

授权。各股东（以下称“转让方”）在此共同并不可撤销地授予甲方或者甲方指定人员（“被指定人”）购买选择权，该选择权行使人可随时在中国法律允许的范围内根据甲方制订的步骤和本协议1.3条中规定的价格购买部分或全部的股权（“选择权”）。除甲方和甲方指定的人员之外，该选择权不准授予第三方。乙方同意将丙方的选择权授予甲方或甲方指定的人员。在该条款中的被指定人可以是自然人、公司、合资企业、合伙企业、企业、信托基金或者其他非公司组织。

1.2           Exercise of Rights.  According with the requirements of applicable PRC laws and regulations, Party A and/or the Designee may exercise the Option at any time by issuing a written notice (the “Notice”) to one or more of the Transferors and specifying the amount of the Equity Interest to be purchased from such Transferor(s) and the manner of purchase.

权利的行使。根据可适用的中华人民共和国法律法规规定，甲方及/或被指定人可以随时通过向一个或一个以上转让方发布一个书面的通知（“通知”）并且指明从转让方所购入的股权数量和购买方式来行使该选择权。

1.3 Purchase Price.

购买价格

1.3.1           The purchase price of the Equity Interest pursuant to an exercise of the Option shall be equal to the original paid-in price of the Transferors, adjusted pro rata for purchase of less than all of the Equity Interest, unless applicable PRC laws and regulations require an appraisal of the Equity Interest or stipulate other restrictions regarding the purchase price of the Equity Interest.

在甲方行使选择权时，已购股权的购买价格必须等于原先转让方购买股权的价格，购入部分股权时价格按比例调整，除非适用的中华人民共和国法律法规要求评估股权价格或者规定对股权购买价格的限制。

1.3.2           If the applicable PRC laws and regulations require an appraisal of the Equity Interest or stipulate other restrictions regarding the purchase price of the Equity Interest at the time Party A exercises the Option, the Parties agree that the purchase price shall be set at the lowest price permissible under the applicable laws and regulations.

如果适用的中华人民共和国法律法规在甲方履行选择权时要求评估股权价格或者规定对股权购买价格的其他限制，各方同意购买价格设定为所适用法律法规可允许的最低价格。

1.4           Transfer of Equity Interest.  Upon each exercise of the Option under this Agreement:

股权的转让。在本协议范围内每次行使该选择权时：

1.4.1           The Transferors shall hold or cause to be held a meeting of shareholders of Party B in order to adopt such resolutions as necessary in order to approve the transfer of the relevant Equity Interest (such Equity Interest hereinafter the “Purchased Equity Interest”) to Party A and/or the Designee;

转让方应召开或促使召开乙方股东会议，批准转让相应股权给甲方或被指定人的决议（该股权以下称“已购股权”）。

1.4.2           The relevant Parties shall enter into an Equity Interest Purchase Agreement in a form reasonably acceptable to Party A, setting forth the terms and conditions for the sale and transfer of the Purchased Equity Interest;

相关各方应在甲方可接受的合理形式下签订《股权购买协议》，约定买卖已购股权的各个条款和条件;

1.4.3           The relevant Parties shall execute, without any security interest, all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designee, and cause Party A and/or the Designee to be the registered owner of the Purchased Equity Interest.  As used herein, “security interest” means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, such term shall not include any security interest created under that certain Equity Pledge Agreement dated as of December 15, 2009, by and among the Parties (the “Pledge Agreement”).

相关各方应在没有任何担保权益的情况下履行其余全部必备的合同、协议或者文件，获得所有政府批准和同意，采取所有必要行动，向甲方或甲方指定的人员出让已购股权的有效所有权，促成甲方或被指定人成为已购股权的登记拥有者。在该条款中，“担保权益”指的是抵押、质押、第三方的权利或利益，任何购买股权的权利，收购权，优先取舍权，抵销权，所有权保留或者其他担保安排，但是，不包括任何在2009年12月15日签订的《股权质押协议》（“质押协议”）下所产生的担保权益。

1.5           Payment.  Payment of the purchase price shall be determined through negotiation between the Transferors and Party A in accordance with the applicable laws at the time of the exercise of the Option.

支付方式。股权购买支付方式必须由转让方和甲方根据所适用的法律在行使选择权时协商决定。

2.           REPRESENTATIONS RELATING TO EQUITY INTEREST (与股权相关的陈述)

2.1           Party B’s Representations.  Party B hereby represents and warrants:

乙方的陈述。 乙方在此做出以下陈述和保证：

2.1.1            Without Party A’s prior written consent, Party B’s Articles of Association shall not be supplemented, changed or renewed in any way, Party B’s registered capital shall not be increased or decreased, and the structure of Party B’s registered capital shall not be changed in any form;

未经甲方事先书面同意，不能以任何形式补充、更改或更新乙方公司章程，增加或减少乙方的注册资本或者以任何形式更改乙方注册资本的结构;

2.1.2            To maintain the corporate existence of Party B and to prudently and effectively operate the Business according with customary fiduciary standards applicable to managers with respect to corporations and their shareholders;

根据适用于公司经理对公司与股东的客户受托信义标准维持公司的生存，谨慎有效地开展业务；

2.1.3            Upon the execution of this Agreement, to not sell, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income, or encumber or approve any encumbrance or imposition of any security interest on Party B’s assets without Party A’s prior written consent;

未经甲方事先书面同意，在签署本协议后不能以任何形式出售、转让、抵押或处理任何资产、合法的或受益的商业利益或收入，在乙方资产上设置权利负担、批准设置权利负担或设立任何担保权益；

2.1.4            To not issue or provide any guarantee or permit the existence of any debt without Party A’s prior written consent, other than (i) such debt that may arise from Party B’s ordinary course of business (excepting a loan); and (ii) such debt which has been disclosed to Party A;

   未经甲方事先的书面同意，不引起任何债务或提供任何担保，除了(I)乙方日常业务中非借贷引起的债务；和(II) 已告知甲方的债务;

2.1.5           To operate and conduct all business operations in the ordinary course of business, without damaging the Business or the value of Party B’s assets;

   正常地运作所有业务，不损害乙方业务或资产价值;

2.1.6           To not enter into any material agreements without Party A’s prior written consent, other than agreements entered into in the ordinary course of business (for purpose of this paragraph, if any agreement for an amount in excess of One Hundred Thousand Renminbi (RMB 100,000) shall be deemed a material agreement);

   未经甲方事先书面同意，不签订任何重大协议，但日常业务中签订的除外（本条款中，如果协议金额超过100,000人民币，该协议被视为重大协议）;

2.1.7           To not provide loan or credit to any other party or organization without Party A’s prior written consent;

   未经甲方事先书面同意，不向他人或组织提供任何贷款或信用安排;

2.1.8           To provide to Party A all relevant documents relating to the Business and its operations and finance at the request of Party A;

   根据甲方要求，向甲方提供所有业务和财务相关材料;

2.1.9           To purchase and maintain general business insurance of the type and amount comparable to those held by companies in the same industry, with similar business operations and assets as Party B, from an insurance company approved by Party A;

   购买并维持甲方认可的保险公司所提供的保险，保险金额和种类必须与同行业经营相同业务以及资产与乙方相当的公司所持有的保险相同;

2.1.10         To not enter into any merger, cooperation, acquisition or investment without Party A’s prior written consent;

未经甲方事先书面同意，不进行任何合并、合作、收购或投资;

2.1.11          To notify Party A of the occurrence or the potential occurrence of litigation, arbitration or administrative procedure relating to Party B’s assets, business operations and/or income;

    向甲方通告已发生或可能发生的与乙方资产、业务和收入相关的诉讼、仲裁或行政程序;

2.1.12   In order to guarantee the ownership of Party B’s assets, to execute all requisite or relevant documents, take all requisite or relevant actions, and make and pursue all relevant claims;

    签署所有适当必要的文件，采取所有必要的或相关的措施，提出所有适当的索赔，来保障乙方所持资产的所有权;

2.1.13          To not assign the Equity Interest in any form without Party A’s prior written notice; however, Party B shall distribute dividends to the Shareholders upon the request of Party A; and

   未经甲方事先书面允许，不以任何形式派发股权；但是，乙方必须在甲方的要求下将股息分配给股东；与

2.1.14           In accordance with Party A’s request, to appoint any person designated by Party A to a management position for Party B.

根据甲方的要求，指派甲方指定的人员担任乙方管理职位。

2.2           Transferors’ Representations.  The Transferors hereby represent and warrant:

转让方的陈述。转让方在此做出如下陈述和保证：

2.2.1           Without Party A’s prior written consent, upon the execution of this Agreement, to not sell, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of the Equity Interest, or to approve any security interest, except as created pursuant to the Pledge Agreement;

   未经甲方事先书面同意，在签订本该协议后，不得出售、转让、抵押或或以任何其他形式处置任何合法的或受益的股权利益，也不得允许担保权益。《股权质押协议》设定的除外；

2.2.2           Without Party A’s prior written notice, to not adopt or support or execute any shareholders resolution at any meeting of the shareholders of Party B that seeks to approve any sale, transfer, mortgage or disposal of any legitimate or beneficial interest of the Equity Interest, or to allow any attachment of security interests, except as created pursuant to the Pledge Agreement;

未经甲方事先书面通知，不得通过、支持或签署任何乙方股东会议所做出的企图批准出售、转让、抵押或处置任何合法的或受益的股权利益，或是允许附加担保权益的股东决议，但根据《股权质押协议》设定的除外；

2.2.3            Without Party A’s prior written notice, to not agree or support or execute any shareholders resolution at any meeting of the shareholders of Party B that seeks to approve Party B’s merger, cooperation, acquisition or investment;

   未经甲方事先书面同意，不得同意、支持或签署在乙方股东会议做出的，企图批准乙方合并、合作、收购或投资的决议；

2.2.4           To notify Party A the occurrence or the potential occurrence of any litigation, arbitration or administrative procedure relevant to the Equity Interest;

   向甲方通告与股权有关的已发生或可能发生的诉讼、仲裁或行政程序；

2.2.5           To cause Party B’s Board of Directors to approve the transfer of the Purchased Equity Interest pursuant to this Agreement;

   促使乙方董事会根据本协议允许已购股权的转让；

2.2.6           In order to maintain the ownership of Equity Interest, to execute all requisite or relevant documents, conduct all requisite or relevant actions, and make all requisite or relevant claims, or make requisite or relevant defense against all claims of compensation;

   签署所有必要的或相关的文件，采取所有必要的或相关的措施，提出所有必要的或相关的索赔或对他方索赔提出必要的或相关的抗辩，以保障所拥有的股权；

2.2.7           Upon the request of Party A, to appoint any person designated by Party A to be a director of Party B; and

   根据甲方的要求，指派甲方指定的人员担任乙方董事；与

2.2.8           To prudently comply with the provisions of this Agreement and any other agreements entered into with Party A and Party B in connection therewith, and to perform all obligations under all such agreements, without taking any action or nonfeasance that may affect the validity and enforceability of such agreements.

切实遵守本协议以及其他与甲乙方达成的相关协议，履行这些协议规定的义务，不得懈怠执行或采取任何可能影响这些协议有效性和可执行性的行为。

3.           Representations and Warranties.  As of the execution date of this Agreement and on each transfer of the Purchased Equity Interest pursuant to an exercise of the Option, Party B and the Transferors hereby represent and warrant as follows:

陈述和保证。在本协议签署之日并对每次依选择权行权而转让已购股权，乙方和转让方作如下陈述和保证：

3.1           Such Parties shall have the power and ability to enter into and deliver this Agreement and to perform their respective obligations thereunder, and at each transfer of Purchased Equity Interest, the relevant Equity Interest Purchase Agreement and to perform their obligations thereunder.  Upon execution, this Agreement and each Equity Interest Purchase Agreement will constitute legal, valid and binding obligations and be fully enforceable in accordance with their terms;

本方有权利和能力签订和交付本协议，履行本协议和每次转让已购股权时《股权购买协议》所规定的的义务。一经签署，本协议和每个《股权购买协议》将依其相关条款构成合法、有效、有约束力和可执行的义务;

3.2    The execution and performance of this Agreement and any Equity Interest Purchase Agreement shall not: (i) violate any relevant laws and regulations of the PRC; (ii) conflict with the Articles of Association or other organizational documents of Party B; (iii) cause to breach any agreements or instruments or having binding obligation on it, or constitute a breach under any agreements or instruments or having binding obligation on it; (iv) breach relevant authorization of any consent or approval and/or any effective conditions; or (v) cause any authorized consent or approval to be suspended, removed, or cause other added conditions;

签署和履行本协议和《股权购买协议》不会：(1) 违反任何中华人民共和国的法律、法规；(2) 与乙方公司章程或其他组织文件相冲突；(3) 致使或造成其违反相关协议或文件或产生约束义务；(4) 违反任何同意或批准的授权和/或危害其持续有效的条件；(5) 导致任何同意或批准被中止、取消，或者产生附加条件;

3.3           The Equity Interest is transferable in whole and in part, and neither Party B nor the Transferors has permitted or caused any security interest to be imposed upon the Equity Interest other than pursuant to the Pledge Agreement;

股权可部分或全部转让，但乙方或转让方不得将担保权益加于股权上，《质押协议》项下规定的情形除外;

3.4           Party B does not have any unpaid debt, other than (i) such debt that may arise during the ordinary course of business; and (ii) debt either disclosed to Party A or incurred pursuant to Party A’s written consent;

乙方没有任何未了债务，除了（1）由正常业务产生的债务；和（2）已告知甲方的债务或经甲方书面允诺而导致的债务;

3.5           Party B has complied with all applicable PRC laws and regulations in connection with this Agreement;

乙方已遵守所有与本协议相关的可适用的中国法律法规;

3.6           There are no pending or ongoing litigation, arbitration or administrative procedures with respect Party B, its assets or the Equity Interests, and Party B and the Transferors have no knowledge of any pending or threatened claims to the best of their knowledge; and

不存在任何与乙方、乙方资产或股权相关的未决或正在进行的诉讼、仲裁或行政程序。就乙方和转让方尽力了解，没有未决或有威胁的索赔情况存在; 以及

3.7           The Transferors own the Equity Interest free and clear of encumbrances of any kind, other than the security interest pursuant to the Pledge Agreement.

转让人所持有的股权上没有任何权利负担，《质押协议》项下的担保权益除外。

4.           ASSIGNMENT OF AGREEMENT (协议的转让)

4.1           Party B and the Transferors shall not transfer their rights and obligations under this Agreement to any third party without Party A’s prior written consent.

未经甲方事先书面允许，乙方和转让方不得向第三方转让他们在本协议项下的权利和义务。

4.2           Party B and the Transferors hereby agrees that Party A shall be able to transfer all of its rights and obligations under this Agreement to any third party, and such transfer shall only be subject to a written notice of Party A to Party B and the Transferors without any further consent from Party B or the Transferors.

乙方和转让方同意甲方可以向任何第三方转让其在本协议项下的所有权利和义务。但只有当甲方向乙方和转让方做出书面通知后才可转让，不需要乙方或转让方的进一步许可。

5.           EFFECTIVE DATE AND TERM (有效日期和期限)

5.1           This Agreement shall be effective as of the date first set forth above.

此协议有效期自首页载明之日起生效。

5.2           The term of this Agreement is ten (10) years unless it is early terminated in accordance with this Agreement.  This Agreement may be extended by Party A’s written consent prior to the expiration of this Agreement.  The terms of any such extension shall be determined through mutual agreement of the Parties.

除非各方按本协议规定提前终止协议，此协议的期限为十年。在协议到期前，由甲方书面同意可以延长协议期限。延长的条款由各方协商决定。

5.3           At the end of the term of this Agreement (including any extension thereto), or if earlier terminated pursuant to Section 5.2, the Parties agree that any transfer of rights and obligations pursuant to Section 4.2 shall continue to be in effect.

在本协议有效期（包括延长期）到期或者是根据5.2提前终止时；协议双方同意：根据协议的4.2进行的权利义务转让应当依然有效。

6.           APPLICABLE LAWS AND DISPUTE RESOLUTION (适用法律和争议的解决)

6.1           Applicable Laws.  The execution, validity, interpretation and performance of this Agreement and the dispute resolution under this Agreement shall be governed by the laws of PRC.

适用法律。本协议的签署、效力、解释和履行以及争议的解决均适用中华人民共和国的法律。

6.2           Dispute Resolution.  The Parties shall strive to resolve any disputes arising from the interpretation or performance of this Agreement through amicable negotiations.  If such dispute cannot be settled within thirty (30) days, any Party may submit such dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration.  The arbitration shall abide by the current rules of CIETAC, and the arbitration proceedings shall be conducted in Shanghai, China in Chinese.  The determination of CIETAC shall be final and binding upon the Parties.

争议的解决。各方应当友好磋商解决因本协议的解释和履行所引发的争议。如果争议不能在30天内解决，任何一方可以将此争议提交中国国际经济贸易仲裁委员会（“委员会”）根据其制定的规定进行仲裁。仲裁将在上海进行，所有程序以中文进行。委员会的仲裁决定是终局的，并对协议各方产生约束效力。

7.           Taxes and Expenses.  Each Party shall, according with PRC laws, bear any and all registration taxes, costs and expenses for the transfer of equity arising from the preparation, execution and completion of this Agreement and all Equity Interest Purchase Agreements.

税收和花费。各方应根据中国法律承担因本协议和所有《股权购买协议》的准备、签订和完成而产生的所有注册税、成本以及花费。

8.           Notices.  Notices or other communications required to be given by any Party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or prepaid mail or by a recognized courier service or by facsimile transmission to the relevant address of each Party as set forth below or other addresses of the Party as specified by such Party from time to time.  The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date of the air registered mail with the postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery by an internationally recognized courier service; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as shown on the transmission confirmation.

通知。任何一方发出的、与此协议相关的通知或信息都应当用中文和英文书写，并以以下方式：专人、使用挂号信件、已付邮资的信件，急件送信服务，传真发送到相关各方的地址、本页下方的地址、各方的其他地址或各方特定的其他地址。通知适时送达的日期应当遵循如下原则：（1）个人递送的通知的日期即应在送达之时；（2）用邮件递送的通知的日期在用已付邮资的空运挂号信件送出当天（以邮戳为准）后的第十天，或者用国际公认的急件送信服务机构递送日期后的第四天；（3）用传真发送的通知的，按传输确认书显示的接收时间。

Party A:	Chongqing Ran Ji Industrial Co., Ltd.
甲方:	重庆冉记实业有限公司
Address:	2nd Floor, Fu Li Bowling Alley, Changshou Road Changshou District, Chongqing, PRC
地址：	重庆市长寿区长寿路富丽保龄球馆二楼
Attn:	RAN Yiyou
联系人：	冉义友
Fax:
传真：
Tel:
电话：

Party B:	Chongqing Foguang Tourism Development (Group) Co., Ltd.
乙方:	重庆市佛光旅游开发（集团）股份有限公司
Address:	Upper Jiang Nan Town Street, Changshou District Chongqing, PRC
地址：	重庆市长寿区江南镇街上
Attn:	RAN Yiyou
联系人：	冉义友
Fax:
传真:
Tel:
电话:

9.           Confidentiality.  The Parties acknowledge and confirm that any oral or written information exchanged by the Parties in connection with this Agreement is confidential.  The Parties shall maintain the confidentiality of all such information. Without the written approval by the other Parties, any Party shall not disclose to any third party any confidential information except as follows:

保密条款。各方承认并确认任何与本协议相关的口头或书面信息都是保密的，应当确保所有此类信息的机密性。未经其他方的书面允许，任何一方不得向任何第三方提供机密信息。但下述信息除外：

(a)           Such information was in the public domain at the time it was communicated;

提供时已被公众获悉的信息；

(b)           Such information is required to be disclosed pursuant to the applicable laws, regulations, policies relating to the stock exchange; or

应股票交易市场相关的法律、制度、规则之要求而披露的信息；

(c)           Such information is required to be disclosed to a Party’s legal counsel or financial consultant, provided however, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof.  The disclosure of confidential information by employees or agents of the disclosing Party is deemed to be an act of the disclosing Party, and such Party shall be responsible for all breach of confidentiality arising from such disclosure.  This provision shall survive even if certain clauses of this Agreement are subsequently amended, revoked, terminated or determined to be invalid or unable to implement for any reason.

应该透露给各方法律顾问或财务顾问的信息，但该法律顾问或财务顾问应当同样遵守此节提出的保密要求。任何一方的员工或者代理人披露保密信息的行为应被视为该方的行为，并且该方将承担相应的违反保密义务的责任。本协议中的任何条款基于任何原因修改、废除、终止，或被认为无效或不能执行时，本条款始终有效。

10.           Further Warranties.  The Parties agree to promptly execute such documents as required to perform the provisions of this Agreement, and to take such actions as may be reasonably required to perform the provisions of this Agreement.

进一步保证。各方同意为本协议条款之履行而签署必要的文件并采取合理的行动。

11.           MISCELLANEOUS (其他条款)

11.1           Amendment, Modification and Supplement.  Any amendments and supplements to this Agreement shall only take effect if executed by all Parties in writing.

协议的改善、修正和补充。任何对协议的改善和补充必须由各方书面签订才能生效。

11.2           Entire Agreement.  Notwithstanding Article 5 of this Agreement, the Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supercede and replace all prior or contemporaneous agreements and understandings, whether oral or in writing.

协议的完整性。尽管有本协议第5款的规定，各方承认本协议构成了各方关于协议所述问题的完整协议。本协议取代任何先前和同时期所有的口头或书面的协议或谅解。

11.3           Severability.  If any provision of this Agreement is deemed invalid or non-enforceable according with relevant laws, such provision shall be deemed invalid only within the applicable laws and regulations of the PRC, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way.  The Parties shall, through reasonable negotiation, replace such invalid, illegal or non-enforceable provisions with valid provisions in order to bring similar economic effects of those invalid, illegal or non-enforceable provisions.

协议的可分性。如果根据相关法律本协议的任何规定无效或者不可执行，则该规定只有在适用的中华人民共和国法律和法规范围内无效，但是其他条款的有效性、合法性和可执行性不会受到任何影响和削弱。各方需通过合理的协商，通过使用产生相同经济效益的其他有效规定来取代这些无效、不合法或不可实施的规定。

11.4   Headings.  The headings contained in this Agreement are for reference only and shall not affect the interpretation and explanation of the provisions in this Agreement.

标题。此协议所含的标题仅供参考的方便，不会影响协议中条款的阐述、解释。

11.5           Language and Copies.  This Agreement shall be executed in English in seven (7) duplicate originals. Each Party shall hold one (1) original, each of which shall have the same legal effect.

语言和份数。此协议以英文签署，一式七份，各方各执一份，具同等法律效力。

11.6           Successor.  This Agreement shall be binding on the successors of each Party and the transferee allowed by each Party.

承继。此协议将约束各方的承继人和各方认可的受让方。

11.7           Survival.  Each Party shall continue to perform its obligations notwithstanding the expiration or termination of this Agreement.  Article 6, Article 8, Article 9 and Section 11.7 hereof shall continue to be in full force and effect after the termination of this Agreement.

仍然有效。不论本协议的到期或终止事项，各方应当继续履行义务。在本协议终止后，第6、8、9节和11.7条款仍然有效。

11.8           Waiver.  Any Party may waive the terms and conditions of this Agreement in writing with the written approval of all the Parties.  Under certain circumstances, any waiver by a Party to the breach of other Parties shall not be construed as a waiver of any other breach by any other Parties under similar circumstances.

弃权。各方书面同意后，一方可以放弃协议规定的条款。某种情况下当事人一方对其他方违约的弃权，不能视作对其他方在相似情况下违约的弃权。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGE]
[签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A:	Chongqing Ran Ji Industrial Co., Ltd.
甲方：	重庆冉记实业有限公司

	Legal/Authorized Representative:	/s/ RAN Yiyou
法定代表人/或被授权人(签字)

Name: RAN Yiyou
姓名: 冉义友
Title: Director and Legal Representative
职务: 董事，法定代表人

PARTY B:	Chongqing Foguang Tourism Development (Group) Co., Ltd.
乙方：	重庆市佛光旅游开发（集团）股份有限公司

	Legal/Authorized Representative:	/s/ RAN Yiyou
法定代表人/或被授权人（签字）

Name: RAN Yiyou
姓名: 冉义友
Title: Director and Legal Representative
职务: 董事，法定代表人

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

乙方股东签字页

SHAREHOLDERS:
股东:

/s/ RAN Yiyou
RAN Yiyou
冉义友
ID Card No.:	5123019630521001X
身份证号：	5123019630521001X
Owns 24% of Chongqing Foguang Tourism Development (Group) Co., Ltd.
持有重庆市佛光旅游开发（集团）股份有限公司24%的股权

/s/ FU Chaoyang
FU Chaoyang
傅朝阳
ID Card No.:	51232219460620699X
身份证号：	51232219460620699X
Owns 16.74% of Chongqing Foguang Tourism Development (Group) Co., Ltd.
持有重庆市佛光旅游开发（集团）股份有限公司16.74%的股权

/s/ CHEN Yang
CHEN Yang
陈佯
ID Card No.:	512301198204283729
身份证号：	512301198204283729
Owns 24.36% of Chongqing Foguang Tourism Development (Group) Co., Ltd.
持有重庆市佛光旅游开发（集团）股份有限公司24.36%的股权

/s/ CHEN Jianquan
CHEN Jianquan
陈建权
ID Card No.:	512223197403245416
身份证号：	512223197403245416
Owns 27.9% of Chongqing Foguang Tourism Development (Group) Co., Ltd.
持有重庆市佛光旅游开发（集团）股份有限公司27.9%的股权

/s/ LIU Mingsheng
LIU Mingsheng
刘明生
ID Card No.:	510226195503303132
身份证号：	510226195503303132
Owns 7% of Chongqing Foguang Tourism Development (Group) Co., Ltd.
持有重庆市佛光旅游开发（集团）股份有限公司7%的股权